CHASE FUNDING
             MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-1

                           $843,285,000 (APPROXIMATE)
                               Subject to Revision

                    January 21, 2003- Computational Materials

Copyright 2003 J.P. Morgan Chase & Co. - All rights reserved. J.P. Morgan Securities Inc. ("JPMorgan"), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. Opinions and estimates constitute our judgement as of the date of this material and are subject to change without notice. Past performance is not indicative of future results. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Securities or financial instruments mentioned herein may not be suitable for all investors. The recipient of these materials must make its own independent decisions regarding any securities or financial instruments mentioned herein. J.P. Morgan Chase & Co. and/or its subsidiaries and affiliates generally act as a market maker in the financial instruments of any issuer discussed herein and may act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Chase & Co. and/or its affiliates, subsidiaries or employees may hold a position in any securities or financial instruments mentioned herein. Clients should contact analysts and execute transactions through a J.P. Morgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

The analysis in this report is based on information provided by Chase Manhattan Mortgage Corporation. The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus and prospectus supplement relating to the securities and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion or amendment from time to time without notice, and JPMorgan is under no obligation to keep you advised of such changes. These materials have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus and prospectus supplement relating to the securities. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared in reliance upon information furnished by Chase Manhattan Mortgage Corporation. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal or notional amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

                                   TERM SHEET
                                JANUARY 21, 2003

                                  CHASE FUNDING
             MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-1

                            $843,285,000(APPROXIMATE)
                               SUBJECT TO REVISION

                                                                                        EXPECTED
                            RATINGS         WAL TO CALL   BOND                          MATURITY
CLASS    AMOUNT ($)   (MOODY'S/S&P/FITCH)    (YRS)(1)     TYPE          COUPON         TO CALL(1)
-----   -----------   -------------------   -----------   ----   -------------------   ----------
IA-1     96,500,000       Aaa/AAA/AAA              0.95   SEQ          Fixed(2)          10/04
IA-2     33,000,000       Aaa/AAA/AAA              2.00   SEQ          Fixed(2)          05/05
IA-3     60,300,000       Aaa/AAA/AAA              3.00   SEQ          Fixed(2)          12/06
IA-4     45,900,000       Aaa/AAA/AAA              5.00   SEQ          Fixed(2)          07/09
IA-5     44,400,000       Aaa/AAA/AAA              8.90   SEQ         Fixed(2,3)         08/12
IA-6     31,000,000       Aaa/AAA/AAA              6.66   NAS          Fixed(2)          06/12
IM-1     10,880,000        Aa2/AA/AA               6.39   MEZ          Fixed(2)          08/12
IM-2      9,350,000         A2/A/A                 6.39   MEZ          Fixed(2)          08/12
IB        6,800,000      Baa2/BBB/BBB              5.67   SUB          Fixed(2)          08/12

IIA-1   183,400,000       Aaa/AAA/AAA              1.00   SEQ          Fixed(4)          10/04
IIA-2   262,850,000       Aaa/AAA/AAA              3.20   SEQ    1M Libor + [ ](3,4)     08/08
IIM-1    26,775,000        Aa2/AA/AA               4.14   MEZ    1M Libor + [ ](3,4)     08/08
IIM-2    21,675,000         A2/A/A                 4.05   MEZ    1M Libor + [ ](3,4)     08/08
IIB      10,455,000      Baa2/BBB/BBB              3.81   SUB    1M Libor + [ ](3,4)     08/08

1 The Certificates will be priced at the following prepayment speed assumptions:

      Group I Certificates: 20% HEP

      Group II Certificates: 100% PPC (2% CPR in month 1, plus an additional 1/11th of 26% CPR for each month thereafter building to 28% CPR in month 12 and remaining constant at 28% CPR until month 23, remaining constant at 60% CPR from month 24 until month 27 and remaining constant at 35% CPR from month 28 and thereafter).

2     Subject to the Group I Net WAC Cap.

3 If the 10% cleanup call with respect to the related Loan Group is not exercised on the first distribution date on which it is exercisable, the coupon on the Class IA-5 Certificates will increase by 50 bps per annum, the margin on the Class IIA-2 Certificates will increase to 2x the Class IIA-2 margin, and the margin on each of the Class IIM-1, Class IIM-2 and Class IIB Certificates will increase to 1.5x their respective margins.

4     Subject to the Group II Available Funds Cap and the Group II Maximum Rate
      Cap.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

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

TITLE OF CERTIFICATES:        Chase Funding Mortgage Loan Asset-Backed
                              Certificates, Series 2003-1, consisting of the following offered classes:

                              Class IA-1, Class IA-2, Class IA-3, Class IA-4, Class IA-5, Class IA-6
                              Class IM-1, Class IM-2
                              Class IB
                              (the "Group I Certificates")

                              and

                              Class IIA-1, Class IIA-2
                              Class IIM-1, Class IIM-2
                              Class IIB
                              (the "Group II Certificates")

UNDERWRITERS:                 J.P. Morgan Securities Inc., Countrywide
                              Securities Corporation, Merrill Lynch, Pierce,
                              Fenner & Smith Inc., and Wachovia Securities, Inc.

DEPOSITOR:                    Chase Funding, Inc.

SELLERS: Chase Manhattan Mortgage Corporation, Chase Manhattan Bank USA, N.A., and JPMorgan Chase Bank

SERVICER:                     Chase Manhattan Mortgage Corporation

TRUSTEE:                      Citibank, N.A.

CUT-OFF DATE:                 January 1, 2003

PRICING DATE:                 On or about January [23], 2003

CLOSING DATE:                 On or about January [30], 2003

DISTRIBUTION DATES:           Distribution of principal and interest on the
                              certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in February 2003.

ERISA CONSIDERATIONS:         The offered certificates will be ERISA eligible as
                              of the Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue
                              Code of an ERISA Plan's acquisition and ownership of such Certificates.

LEGAL INVESTMENT:             The Class A and Class M-1 Certificates will
                              constitute "mortgage-related securities" for the purposes of SMMEA. The Class M-2 and Class B
                              Certificates will not constitute "mortgage-related securities" for the purposes of SMMEA.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO] JPMorgan                        3

TAX STATUS:                   For federal income tax purposes, the Trust Fund
                              will include two or more segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit" ("REMIC").

OPTIONAL TERMINATION:         The Servicer has the option to exercise a call on
                              each loan group individually when the aggregate stated principal balance for that loan group is less than or equal to 10% of the aggregate stated principal balance of the related loan group as of the Cut-Off Date. The call will be exercised at a price equal to the sum of (i) the stated principal balance of the Mortgage Loans in the related loan group (other than in respect of REO property) plus accrued interest, (ii) the appraised value of any REO Property in the related loan group (up to the stated principal balance of the related Mortgage
                              Loan), and (iii) any unreimbursed out-of-pocket costs, expenses and the principal portion of Advances, in each case previously incurred by the Servicer in the performance of its servicing obligations in connection with such Mortgage
                              Loans.

MORTGAGE LOANS:               The mortgage pool will consist of mortgage loans
                              ("Mortgage Loans") that will be divided into a fixed-rate coupon group (Group I) and an adjustable-rate coupon group (Group II). The
                              Mortgage Loans are secured by first liens on real properties.

ADMINISTRATIVE FEES:          The Servicer and Trustee will be paid fees
                              aggregating approximately 51 bps per annum
                              (payable monthly) on the stated principal balance of the Mortgage Loans.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

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

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-1

                              CERTIFICATE STRUCTURE

CREDIT ENHANCEMENT:           1) Excess interest

                              2) Over-Collateralization

                              3) Cross-Collateralization

                              4) Subordination

EXCESS INTEREST:              Excess interest cashflows from each group will be
                              available as credit enhancement for the related group.

OVER-COLLATERALIZATION:       The over-collateralization ("O/C") amount is equal
                              to the excess of the aggregate principal balance of Mortgage Loans in a loan group over the aggregate principal balance of the Offered
                              Certificates related to such loan group. On the Closing Date, the over-collateralization amount will equal approximately 0.55% of the aggregate principal balance of the Group I Mortgage Loans and approximately 0.95% of the aggregate principal balance of the Group II Mortgage Loans. To the extent the over-collateralization amount is reduced below the over-collateralization target amount, excess cashflow will be directed to build
                              O/C until the over-collateralization target amount is reached.

                              GROUP I CERTIFICATES

                              Initial:    0.55% of original balance
                              Stepdown:   1.10% of current balance
                              Target:     0.55% of original balance
                              Floor:      0.50% of original balance

                                    (PRELIMINARY AND SUBJECT TO REVISION)

                              GROUP II CERTIFICATES

                              Initial:    0.95% of original balance
                              Stepdown:   1.90% of current balance
                              Target:     0.95% of original balance
                              Floor:      0.50% of original balance

                                    (PRELIMINARY AND SUBJECT TO REVISION)

CROSS-COLLATERALIZATION:      Excess interest from each of the two loan groups,
                              if not needed as credit enhancement for its own loan group, will be available as credit enhancement for the other loan group.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

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

                                     GROUP I

GROUP I SUBORDINATION(1):

                                 (MOODY'S/S&P/FITCH)    GROUP I (SUBORDINATION)
                                 -------------------    -----------------------
Class IA                         (Aaa/AAA/AAA)                             8.50%
Class IM-1                       (Aa2/AA/AA)                               5.30%
Class IM-2                       (A2/A/A)                                  2.55%
Class IB                         (Baa2/BBB/BBB)                            0.55%

                      (PRELIMINARY AND SUBJECT TO REVISION)

GROUP I CLASS SIZES(1):

                                 (MOODY'S/S&P/FITCH)    GROUP I (SUBORDINATION)
                                 -------------------    -----------------------
Class IA                         (Aaa/AAA/AAA)                            91.50%
Class IM-1                       (Aa2/AA/AA)                               3.20%
Class IM-2                       (A2/A/A)                                  2.75%
Class IB                         (Baa2/BBB/BBB)                            2.00%

                      (PRELIMINARY AND SUBJECT TO REVISION)

                                    GROUP II

GROUP II SUBORDINATION(1):

                                 (MOODY'S/S&P/FITCH)   GROUP II (SUBORDINATION)
                                 -------------------   ------------------------
Class IIA                        (Aaa/AAA/AAA)                            12.50%
Class IIM-1                      (Aa2/AA/AA)                               7.25%
Class IIM-2                      (A2/A/A)                                  3.00%
Class IIB                        (Baa2/BBB/BBB)                            0.95%

                      (PRELIMINARY AND SUBJECT TO REVISION)

GROUP II CLASS SIZES(1):

                                 (MOODY'S/S&P/FITCH)   GROUP II (SUBORDINATION)
                                 -------------------   ------------------------
Class IIA                        (Aaa/AAA/AAA)                            87.50%
Class IIM-1                      (Aa2/AA/AA)                               5.25%
Class IIM-2                      (A2/A/A)                                  4.25%
Class IIB                        (Baa2/BBB/BBB)                            2.05%

                      (PRELIMINARY AND SUBJECT TO REVISION)

(1) The subordination and class size percentages include the initial over-collateralization levels of 0.55% for Group I and 0.95% for Group II.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO] JPMorgan                        6

                                     GROUP I

MORTGAGE LOANS*:              Fixed-rate, first lien, sub-prime Mortgage Loans
                              having an aggregate stated principal balance as of the Cut-Off Date of approximately $291,215,863.

PREPAYMENT
ASSUMPTION:                   The Group I Certificates will be priced at 20% HEP
                              (2% - 20% CPR Ramp over 10 months).

GROUP I NET WAC CAP:          The pass-through rate of each class of the Group I
                              Certificates will be subject to the "Group I Net
                              WAC Cap", which is a per annum rate equal to the weighted average net mortgage rate on the Group I
                              Mortgage Loans. Any interest shortfall due to the Group I Net WAC Cap will not be reimbursed.

INTEREST ACCRUAL:             For all Group I Certificates, interest will accrue
                              during the calendar month preceding the month of distribution.

PAYMENT DELAY:                24 days

INTEREST PAYMENT BASIS:       30/360

COUPON STEP UP:               If the 10% clean-up call for the Group I
                              Certificates is not exercised on the first distribution date on which it is exercisable, the Pass-Through Rate on the Class IA-5 Certificates will increase by 50 bps per annum.

* The mortgage pool as of the Closing Date will include approximately $48,784,137 of fixed-rate Mortgage Loans that are not included in the statistical information set forth in this document. Updated statistical information on the Mortgage Pool (giving effect to the inclusion of such mortgage loans) will be available to purchasers of the Certificates on, and will be filed with the Securities and Exchange Commission within fifteen days of the Closing Date.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

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

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-1

                              GROUP I CERTIFICATES

                                                 CLASS        CLASS        CLASS         CLASS         CLASS
                                                  IA-1         IA-2         IA-3          IA-4          IA-5
                                               ----------   ----------   ----------    ----------   ------------
OFFER SIZE ($)                                 96,500,000   33,000,000   60,300,000    45,900,000    44,400,000
EXPECTED RATINGS
      MOODY'S                                     Aaa          Aaa          Aaa           Aaa           Aaa
      S&P                                         AAA          AAA          AAA           AAA           AAA
      FITCH                                       AAA          AAA          AAA           AAA           AAA
COUPON                                          Fixed(1)     Fixed(1)     Fixed(1)      Fixed(1)    Fixed(1),(2)
WEIGHTED AVERAGE LIFE TO CALL (YRS.) (3)          0.95         2.00         3.00          5.00          8.90
WEIGHTED AVERAGE LIFE TO MATURITY (YRS.) (3)      0.95         2.00         3.00          5.00         10.89
PAYMENT WINDOW TO CALL (MOS.) (3)               1-21/21      21-28/8      28-47/20      47-78/32     78-115/38
PAYMENT WINDOW TO MATURITY (MOS.) (3)           1-21/21      21-28/8      28-47/20      47-78/32     78-233/156
EXPECTED MATURITY TO CALL (3)                    10/04        05/05        12/06         07/09         08/12
EXPECTED MATURITY TO MATURITY (3)                10/04        05/05        12/06         07/09         06/22
LAST SCHEDULED DISTRIBUTION DATE (4)             02/17        12/17        07/23         02/29         10/32

                                                 CLASS        CLASS        CLASS        CLASS
                                                  IA-6         IM-1         IM-2          IB
                                               ----------   ----------   ----------   ----------
OFFER SIZE ($)                                 31,000,000   10,880,000    9,350,000    6,800,000
EXPECTED RATINGS
      MOODY'S                                     Aaa          Aa2           A2          Baa2
      S&P                                         AAA           AA           A           BBB
      FITCH                                       AAA           AA           A           BBB
COUPON                                         Fixed(1)     Fixed(1)      Fixed(1)    Fixed(1)
WEIGHTED AVERAGE LIFE TO CALL (YRS.) (3)          6.66         6.39         6.39         5.67
WEIGHTED AVERAGE LIFE TO MATURITY (YRS.) (3)      6.66         6.85         6.64         5.67
PAYMENT WINDOW TO CALL (MOS.) (3)              37-113/77    38-115/78    38-115/78    38-115/78
PAYMENT WINDOW TO MATURITY (MOS.) (3)          37-113/77    38-169/132   38-149/112   38-116/79
EXPECTED MATURITY TO CALL (3)                    06/12        08/12        08/12        08/12
EXPECTED MATURITY TO MATURITY (3)                06/12        02/17        06/15        09/12
LAST SCHEDULED DISTRIBUTION DATE (4)             03/14        04/32        11/31        09/30

(1)   Subject to the Group I Net WAC Cap.

(2) If the 10% cleanup call for Group I is not exercised on the first Distribution Date on which it is exercisable, the coupon on the Class IA-5 Certificates will increase by 50 bps per annum.

(3)   The Group I Certificates will be priced at 20% HEP.

(4) Assumes 0% HEP, no losses, no excess interest will be applied to principal, and the cleanup call is not exercised.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

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

                                    GROUP II

MORTGAGE LOANS*:              Adjustable-rate, first lien, sub-prime Mortgage
                              Loans having an aggregate stated principal balance as of the Cut-Off Date of approximately
                              $449,776,907.

PREPAYMENT
ASSUMPTION:                   The Group II Certificates will be priced at 100%
                              PPC (2% CPR in month 1, plus an additional 1/11th of 26% CPR for each month thereafter building to 28% CPR in month 12 and remaining constant at 28%
                              CPR until month 23, remaining constant at 60% CPR from month 24 until month 27 and remaining constant at 35% CPR from month 28 and thereafter).

GROUP II AVAILABLE
FUNDS CAP:                    The pass-through rate of each class of the Group
                              II Certificates will be subject to the "Group II
                              Available Funds Cap" which is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the Group II Mortgage Loans based on the net mortgage rates in effect on the related due date, divided by (y) the aggregate principal balance of the Group II Certificates as of the first day of the applicable accrual period.

GROUP II MAXIMUM
RATE CAP:                     The pass-through rate of each class of the Group
                              II Certificates will be subject to the "Group II
                              Maximum Rate Cap", which is a per annum rate equal to the weighted average of the net maximum lifetime mortgage rates on the Group II Mortgage
                              Loans. Any interest shortfall due to the Group II
                              Maximum Rate Cap will not be reimbursed.

SHORTFALL
REIMBURSEMENT:                If on any Distribution Date the pass-through rate
                              on the Group II Certificates is limited by the Group II Available Funds Cap, the amount of such interest that would have been distributed if the pass-through rate on the Group II Certificates had not been so limited by the Group II Available
                              Funds Cap, up to but not exceeding the Group II
                              Maximum Rate Cap, and the aggregate of such shortfalls from previous Distribution Dates together with accrued interest at the pass-through rate will be carried over to the next Distribution
                              Date until paid (herein referred to as
                              "Carryover"). Such reimbursement will only come from interest on the Group II Mortgage Loans and will be paid only on a subordinated basis. No such Group II Certificate Carryover will be paid once the Group II Certificate principal balance has been reduced to zero.

INTEREST ACCRUAL:             For the Class IIA-1 Certificates, interest will
                              accrue during the calendar month preceding the month of distribution. For all Group II
                              Certificates, except the Class IIA-1 Certificates, interest will initially accrue from the Closing
                              Date to (but excluding) the first Distribution
                              Date, and thereafter, from the prior Distribution
                              Date to (but excluding) the current Distribution
                              Date.

PAYMENT DELAY:                For Class IIA-1 Certificates, 24 days. For all
                              other Group II Certificates, 0 days.

INTEREST PAYMENT BASIS:       For Class IIA-1 Certificates, 30/360. For all
                              other Group II Certificates, Actual/360.

COUPON STEP UP:               If the 10% clean-up call for the Group II
                              Certificates is not exercised on the first distribution date on which it is exercisable, (i) the margin on the Class IIA-2 Certificates will increase to 2x the Class IIA-2 margin, and (ii) the margins on the Class IIM-1, Class IIM-2 and Class IIB Certificates will increase to 1.5x their respective margins.

* The mortgage pool as of the Closing Date will include approximately $60,223,093 of adjustable-rate Mortgage Loans that are not included in the statistical information set forth in this document. Updated statistical information on the Mortgage Pool (giving effect to the inclusion of such mortgage loans) will be available to purchasers of the Certificates on, and will be filed with the Securities and Exchange Commission within fifteen days of the Closing Date.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

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

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-1

                              GROUP II CERTIFICATES

                                                  CLASS              CLASS                   CLASS
                                                  IIA-1              IIA-2                   IIM-1
--------------------------------------------   -----------   ---------------------   ---------------------
OFFER SIZE ($)                                 183,400,000        262,850,000              26,775,000
EXPECTED RATINGS
   MOODY'S                                         Aaa                Aaa                     Aa2
   S&P                                             AAA                AAA                     AA
   FITCH                                           AAA                AAA                     AA
COUPON                                          Fixed(1)     1M Libor + [ ] (1),(2)  1M Libor + [ ](1),(3)
WEIGHTED AVERAGE LIFE TO CALL (YRS.) (4)          1.00               3.20                    4.14
WEIGHTED AVERAGE LIFE TO MATURITY (YRS.) (4)      1.00               3.50                    4.48
PAYMENT WINDOW TO CALL (MOS.) (4)                1-21/21           21-67/47                39-67/29
PAYMENT WINDOW TO MATURITY (MOS.) (4)            1-21/21          21-147/127               39-111/73
EXPECTED MATURITY TO CALL (4)                     10/04              08/08                   08/08
EXPECTED MATURITY TO MATURITY (4)                 10/04              04/15                   04/12
LAST SCHEDULED DISTRIBUTION DATE (5)              12/21              11/32                   09/32

                                                       CLASS                   CLASS
                                                       IIM-2                    IIB
--------------------------------------------   ---------------------   ---------------------
OFFER SIZE ($)                                       21,675,000              10,455,000
EXPECTED RATINGS
   MOODY'S                                              A2                     Baa2
   S&P                                                   A                      BBB
   FITCH                                                 A                      BBB
COUPON                                         1M Libor + [ ] (1),(3)  1M Libor + [ ] (1),(3)
WEIGHTED AVERAGE LIFE TO CALL (YRS.) (4)               4.05                    3.81
WEIGHTED AVERAGE LIFE TO MATURITY (YRS.) (4)           4.27                    3.82
PAYMENT WINDOW TO CALL (MOS.) (4)                    38-67/30                37-67/31
PAYMENT WINDOW TO MATURITY (MOS.) (4)                38-96/59                37-72/36
EXPECTED MATURITY TO CALL (4)                          08/08                   08/08
EXPECTED MATURITY TO MATURITY (4)                      01/11                   01/09
LAST SCHEDULED DISTRIBUTION DATE (5)                   07/32                   12/31

(1)   Subject to the Group II Available Funds Cap and the Group II Maximum Rate
      Cap.

(2) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on the Class IIA-2 Certificates will increase to 2x the Class IIA-2 margin.

(3) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class IIM-1, Class IIM-2 and Class IIB Certificates will increase to 1.5x their respective margins.

(4)   The Group II Certificates will be priced at 100% PPC.

(5) Assumes 0% CPR, no losses, no excess interest will be applied to principal, and the cleanup call is not exercised.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO] JPMorgan                        10

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-1

                               CASH FLOW PRIORITY

                              GROUP I CERTIFICATES

1.    Repayment of any unrecoverable, unreimbursed Servicer advances.

2.    Servicing Fees and Trustee Fees.

3. Group I available interest funds, as follows: monthly interest, including any interest carryforward to the Class IA Certificates, on a pro-rata basis, then monthly interest, including any interest carryforward to the Class IM-1 Certificates, then to the Class IM-2 Certificates and then to the Class IB Certificates in a similar manner.

4. Group I available principal funds, as follows: monthly principal sequentially to the Class IA Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IM-1 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IM-2 Certificates as described under "PRINCIPAL PAYDOWN" and then monthly principal to the Class IB Certificates as described under "PRINCIPAL PAYDOWN."

5. Excess Group I interest to Group I Certificates in the order as described under "PRINCIPAL PAYDOWN" to restore O/C to the required level.

6.    Excess Group I interest to pay Group I subordinate principal shortfalls.

7. Excess Group I interest to pay certain amounts for the Group II Certificates as described in the Prospectus Supplement.

8. Any remaining Group I amount will be paid in accordance with the Pooling and Servicing Agreement and will not be available for payment to holders of the offered certificates.

                      [PRELIMINARY AND SUBJECT TO REVISION]

                              GROUP II CERTIFICATES

1.    Repayment of any unrecoverable, unreimbursed Servicer advances.

2.    Servicing Fees and Trustee Fees.

3. Group II available interest funds, as follows: monthly interest, including any interest carryforward to the Class IIA Certificates, on a pro-rata basis, then monthly interest, including any interest carryforward to the Class IIM-1 Certificates, then to the Class IIM-2 Certificates and then to the Class IIB Certificates in a similar manner.

4. Group II available principal funds, as follows: monthly principal to the Class IIA Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IIM-1 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IIM-2 Certificates as described under "PRINCIPAL PAYDOWN" and then monthly principal to the Class IIB Certificates as described under "PRINCIPAL PAYDOWN."

5. Excess Group II interest to Group II Certificates in the order as described under "PRINCIPAL PAYDOWN" to restore O/C to the required level.

6.    Excess Group II interest to pay Group II subordinate principal shortfalls.

7. Excess Group II interest to pay certain amounts for the Group I Certificates as described in the Prospectus Supplement.

8. Excess Group II interest to pay any Group II Certificate Carryover resulting from the imposition of the Group II Available Funds Cap.

9. Any remaining Group II amount will be paid in accordance with the Pooling and Servicing Agreement and will not be available for payment to holders of the offered certificates.

                      [PRELIMINARY AND SUBJECT TO REVISION]


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO] JPMorgan                        11

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-1

                                PRINCIPAL PAYDOWN

Class IA-6 LOCKOUT DISTRIBUTION AMOUNT: For any Distribution Date prior to the Distribution Date in February 2012, the product of (i) the applicable Class IA-6 Lockout Percentage, (ii) a fraction, the numerator of which is the outstanding principal balance of the Class IA-6 Certificates and the denominator of which is the aggregate outstanding principal balance of all Class IA Certificates (in each case immediately prior to such Distribution Date) and (iii) the Group I Class A Principal Cashflow for such Distribution Date. For the February 2012 Distribution Date and each Distribution Date thereafter, the Class IA-6 Lockout Amount Distribution will equal the Group I Class A Principal Cashflows.

                          CLASS IA-6 LOCKOUT PERCENTAGE

                     February 2003 -- January 2006:     0%
                     February 2006 -- January 2008:    45%
                     February 2008 -- January 2009:    80%
                     February 2009 -- January 2010:   100%
                     February 2010 -- January 2012:   300%

                      [PRELIMINARY AND SUBJECT TO REVISION]

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

Group I Certificates:

1) To the Class IA-6 Certificateholders -- the Class IA-6 Lockout Distribution Amount until the principal balance of the Class IA-6 Certificate is reduced to zero.

2) All scheduled and unscheduled Group I principal plus excess spread to the extent distributable as principal to restore O/C to the required level ("Group I Class A Principal Cashflow") remaining after step 1 above will be paid sequentially to the Class IA Certificates until the principal balance of each such class of Certificates is reduced to zero.

If the aggregate principal balance of the subordinated Certificates is reduced to zero, distribution of principal to the Class IA Certificates will be made on a pro rata basis, and not in accordance with the above priorities.

Group II Certificates:

1) All scheduled and unscheduled Group II principal will be paid sequentially to the Class IIA Certificates until the principal balance of each such class of Certificates is reduced to zero.

If the aggregate principal balance of the subordinated Certificates is reduced to zero, distribution of principal to the Class IIA Certificates will be made on a pro rata basis, and not in accordance with the above priorities.

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

With respect to each Certificate Group, all Certificates will be entitled to receive payments of principal, in the following order of priority: first sequentially to the Class A Certificates (in the same order of priority as in the case prior to the test being met), second to the Class M-1 Certificates, third to the Class M-2 Certificates, and fourth to the Class B Certificates.

If the Subordinate Class Principal Distribution Test is met, principal will be distributed up to amounts that will keep the subordination for each class at its required level.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO] JPMorgan                        12

                         REQUIRED SUBORDINATION LEVELS*

            Group I                          Group II
            ---------                        ---------

            Class A           17.00%         Class A           25.00%
            Class M-1         10.60%         Class M-1         14.50%
            Class M-2          5.10%         Class M-2          6.00%
            Class B            1.10%         Class B            1.90%

            *Includes overcollateralization

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

i)    The Distribution Date is on or after the February 2006 Distribution Date;
      and

ii) The applicable Subordinate Class Principal Distribution Date has occurred (as described below); and

iii)  A Trigger Event does not exist.

TRIGGER EVENT:

A trigger event ("Trigger Event") with respect to each loan group and a Distribution Date after February 2006, exists if (i) the current Senior Enhancement Percentage is not greater than or equal to a multiple of the 60+ day delinquency percentage (including foreclosures and REOs) (2x for Group I; 2.5x for Group II) or (ii) aggregate realized losses incurred from the Cut-off Date through the last day of the calendar month preceding such Distribution Date with respect to Group I or Group II Mortgage Loans, as applicable, exceed the following levels (expressed as a percentage of aggregate principal balance of the related Mortgage Loans as of the Cut-off Date):

                                    GROUP I REQUIRED        GROUP II REQUIRED
DISTRIBUTION DATE OCCURRING IN      LOSS PERCENTAGE          LOSS PERCENTAGE
------------------------------   ----------------------   ----------------------

February 2006 - January 2007     2.00% for the first      2.50% for the first
                                 month, plus an           month, plus an
                                 additional 1/12th of     additional 1/12th of
                                 0.75% for each month     1.25% for each month
                                 thereafter               thereafter

February 2007 - January 2008     2.75% for the first      3.75% for the first
                                 month, plus an           month, plus an
                                 additional 1/12th of     additional 1/12th of
                                 0.50% for each month     1.00% for each month
                                 thereafter               thereafter

February 2008 - January 2009     3.25% for the first      4.75% for the first
                                 month, plus an           month, plus an
                                 additional 1/12th of     additional 1/12th of
                                 0.50% for each month     0.35% for each month
                                 thereafter               thereafter

February 2009 - January 2010     3.75% for the first      5.10% for the first
                                 month, plus an           month, plus an
                                 additional 1/12th of     additional 1/12th of
                                 0.35% for each month     0.25% for each month
                                 thereafter               thereafter

February 2010 and thereafter     4.10%                    5.35%

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION DATE:

For each loan group, the later of (i) the February 2006 Distribution Date and
(ii) the first Distribution Date on which the applicable Senior Enhancement Percentage (i.e., the sum of the outstanding principal balance of the subordinate Certificates + the O/C amount for the applicable loan group divided by the aggregate stated principal balance of the Mortgage Loans for such loan group) is greater than or equal to the applicable Senior Specified Enhancement Percentage (including O/C), which is equal to, with respect to each group, two times such group's initial AAA subordination percentage.

              Group I Senior                      Group II Senior
     Specified Enhancement Percentage:   Specified Enhancement Percentage:
     ---------------------------------   ---------------------------------
                  17.00%                              25.00%
                    Or                                  Or
             (7.95% + 0.55%)*2                   (11.55% +0.95%)*2

                      [PRELIMINARY AND SUBJECT TO REVISION]


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO] JPMorgan                        13

PROSPECTUS:                   The Certificates will be offered pursuant to a
                              Prospectus which includes a Prospectus Supplement
                              (together, the "Prospectus"). Complete information with respect to the Certificates and the Mortgage
                              Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.

MORTGAGE LOANS:               The following tables describe the mortgage loans
                              and the related mortgaged properties as of the close of business on the Cut-off Date. The sum of the columns below may not equal the total indicated due to rounding.

FURTHER INFORMATION:          Please call Chris Schiavone at (212) 834-5372,
                              Peter Candell at (212) 834-5511, Marty Friedman at
                              (212) 834-5727, Jee Hong at (212) 834-5295, Philip
                              Li at (212) 834-5033, or Phillip Chun at (212)
                              834-5435.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO] JPMorgan                        14

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-1
                                     GROUP I

                                 SUMMARY REPORT

Aggregate Outstanding Principal Balance     $291,215,863
Aggregate Original Principal Balance        $291,736,565
Number of Mortgage Loans                           2,473

                                             AVERAGE (1)    MINIMUM     MAXIMUM
                                             -----------    -------    --------
Original Principal Balance                      $117,969    $15,000    $724,750
Outstanding Principal Balance                   $117,758    $14,838    $723,721

                                    WEIGHTED AVERAGE (2)    MINIMUM     MAXIMUM
                                    --------------------    -------    --------
Original Term (mos)                                  289         60         360
Stated Remaining Term (mos)                          288         58         360
Expected Remaining Term (mos)                        288         58         360
Loan Age (mos)                                         1          0          12
Current Interest Rate                              7.769%     6.250%     12.630%
Original Loan-to-Value                             73.67%      6.49%      95.00%
Credit Score (3)                                     630        500         806

                                                EARLIEST     LATEST
                                                --------    -------
Origination Dates                                12/2001    12/2002
Maturity Dates                                   10/2007    01/2033

LIEN POSITION                                             PERCENT OF LOAN GROUP
                                                          ---------------------
1st Lien                                                                  100.0%

OCCUPANCY                                                 PERCENT OF LOAN GROUP
                                                          ---------------------
Owner-occupied                                                             94.4%
Second Home                                                                 0.4%
Investment                                                                  5.2%

DOCUMENTATION                                             PERCENT OF LOAN GROUP
                                                          ---------------------
Full Documentation                                                         72.4%
24 Month Bank Statement                                                     9.6%
Reduced Documentation                                                       1.8%
Stated Income                                                              16.2%

YEAR OF ORIGINATION                                       PERCENT OF LOAN GROUP
                                                          ---------------------
2001                                                                        0.0%
2002                                                                      100.0%

LOAN PURPOSE                                              PERCENT OF LOAN GROUP
                                                          ---------------------
Purchase                                                                    5.8%
Refinance - Rate/Term                                                       7.4%
Refinance - Cashout                                                        86.8%


PROPERTY TYPE                                             PERCENT OF LOAN GROUP
                                                          ---------------------
Single Family Detached                                                     79.5%
Two- to Four-family Dwelling Unit                                           9.1%
Planned Unit Development                                                    4.6%
Condominium                                                                 4.1%
Cooperative Unit                                                            0.1%
Manufactured Housing                                                        1.7%
Small Mixed Use                                                             0.9%

Notes:

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO] JPMorgan                        15

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-1
                                     GROUP I

                              CURRENT MORTGAGE RATE

                                              NUMBER OF   AGGREGATE PRINCIPAL    PERCENT OF
CURRENT MORTGAGE RATES                   MORTGAGE LOANS   BALANCE OUTSTANDING    LOAN GROUP
6.000% to 6.499%                                    140           $21,378,397           7.3%
6.500% to 6.999%                                    420            62,701,492          21.5
7.000% to 7.499%                                    280            40,593,773          13.9
7.500% to 7.999%                                    443            56,247,080          19.3
8.000% to 8.499%                                    295            34,123,196          11.7
8.500% to 8.999%                                    417            41,235,071          14.2
9.000% to 9.499%                                    194            15,234,388           5.2
9.500% to 9.999%                                    168            12,072,087           4.1
10.000% to 10.499%                                   58             3,927,157           1.3
10.500% to 10.999%                                   36             1,888,149           0.6
11.000% to 11.499%                                   13             1,110,778           0.4
11.500% to 11.999%                                    5               215,480           0.1
12.000% to 12.499%                                    2               136,995           0.0
12.500% to 12.999%                                    2               351,820           0.1
                                         --------------   -------------------   -----------
TOTAL:                                            2,473          $291,215,863         100.0%
                                         --------------   -------------------   -----------

Mortgage Rates Range is from: 6.250% to 12.630%
Weighted Average is: 7.769%

                       REMAINING MONTHS TO STATED MATURITY

                                              NUMBER OF   AGGREGATE PRINCIPAL    PERCENT OF
REMAINING TERM (MONTHS)                  MORTGAGE LOANS   BALANCE OUTSTANDING    LOAN GROUP
49 to 60                                              5              $276,257           0.1%
61 to 72                                              1               108,200           0.0
73 to 84                                              4               259,849           0.1
85 to 96                                              1                21,691           0.0
97 to 108                                             1                61,100           0.0
109 to 120                                           71             4,378,874           1.5
121 to 132                                            1                58,338           0.0
133 to 144                                            6               517,006           0.2
157 to 168                                            1                36,607           0.0
169 to 180                                          679            72,800,598          25.0
181 to 192                                            2               162,291           0.1
193 to 204                                            1                94,083           0.0
205 to 216                                            2               410,007           0.1
217 to 228                                            2               275,734           0.1
229 to 240                                          446            49,362,020          17.0
277 to 288                                            1               109,400           0.0
289 to 300                                           11             1,163,576           0.4
301 to 312                                            1               151,851           0.1
325 to 336                                            1               121,200           0.0
349 to 360                                        1,236           160,847,180          55.2
                                         --------------   -------------------   -----------
TOTAL:                                            2,473          $291,215,863         100.0%
                                         --------------   -------------------   -----------

Remaining Term Range is from (Months): 58 to 360
Weighted Average is (Months): 288


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO] JPMorgan                        16

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-1
                                     GROUP I

                    ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

RANGE OF ORIGINAL MORTGAGE                    NUMBER OF   AGGREGATE PRINCIPAL    PERCENT OF
LOAN PRINCIPAL BALANCES                  MORTGAGE LOANS   BALANCE OUTSTANDING    LOAN GROUP
$100,000 or Less                                  1,242           $77,424,572          26.6%
$100,001 to $150,000                                547            67,837,392          23.3
$150,001 to $200,000                                369            63,483,897          21.8
$200,001 to $250,000                                185            41,287,019          14.2
$250,001 to $300,000                                 73            19,727,686           6.8
$300,001 to $350,000                                 28             9,199,705           3.2
$350,001 to $400,000                                 20             7,553,165           2.6
$400,001 to $450,000                                  3             1,288,957           0.4
$450,001 to $500,000                                  3             1,443,640           0.5
$500,001 to $550,000                                  1               549,500           0.2
$650,001 to $700,000                                  1               696,607           0.2
$700,001 to $750,000                                  1               723,721           0.2
                                         --------------   -------------------   -----------
TOTAL:                                            2,473          $291,215,863         100.0%
                                         --------------   -------------------   -----------

Original Mortgage Loan Principal Balance Range is from: $15,000 to $724,750 Average is: $117,969

                              PRODUCT TYPE SUMMARY

                                              NUMBER OF   AGGREGATE PRINCIPAL    PERCENT OF
PRODUCT TYPE SUMMARY                     MORTGAGE LOANS   BALANCE OUTSTANDING    LOAN GROUP
5 to 9 Year Fixed Rate Mortgage Loan                 12              $727,097           0.2%
10 to 14 Year Fixed Rate Mortgage Loan               78             4,954,219           1.7
15 to 19 Year Fixed Rate Mortgage Loan              400            37,653,379          12.9
20 to 24 Year Fixed Rate Mortgage Loan              447            49,471,420          17.0
25 to 29 Year Fixed Rate Mortgage Loan               13             1,436,627           0.5
30 Year Fixed Rate Mortgage Loan                  1,236           160,847,180          55.2
Balloon Loan                                        287            36,125,940          12.4
                                         --------------   -------------------   -----------
TOTAL:                                            2,473          $291,215,863         100.0%
                                         --------------   -------------------   -----------

                          PREPAYMENT PENALTIES SUMMARY

                                              NUMBER OF   AGGREGATE PRINCIPAL    PERCENT OF
PREPAYMENT PENALTY SUMMARY               MORTGAGE LOANS   BALANCE OUTSTANDING    LOAN GROUP
None                                                331           $40,191,447          13.8%
12 Months                                           110            18,396,296           6.3
24 Months                                             9               852,645           0.3
36 Months                                           423            52,255,401          17.9
60 Months                                         1,600           179,520,072          61.6
                                         --------------   -------------------   -----------
TOTAL:                                            2,473          $291,215,863         100.0%
                                         --------------   -------------------   -----------

The weighted average prepayment penalty term with respect to the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool having prepayment penalties is approximately 51 months.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO] JPMorgan                        17

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-1
                                     GROUP I

                               STATE DISTRIBUTIONS

                                              NUMBER OF   AGGREGATE PRINCIPAL    PERCENT OF
STATES                                   MORTGAGE LOANS   BALANCE OUTSTANDING    LOAN GROUP
Arizona                                              41            $4,535,632           1.6%
Arkansas                                             32             1,980,382           0.7
California                                          291            53,045,837          18.2
Colorado                                             42             6,122,740           2.1
Connecticut                                          34             4,641,442           1.6
Delaware                                              6               527,230           0.2
District of Columbia                                 11             1,561,935           0.5
Florida                                             449            46,160,946          15.9
Hawaii                                                1               249,527           0.1
Idaho                                                 3               308,357           0.1
Illinois                                             97            11,209,620           3.8
Indiana                                              83             5,995,601           2.1
Iowa                                                  2               117,320           0.0
Kansas                                               14             1,319,601           0.5
Kentucky                                             32             2,802,046           1.0
Louisiana                                            44             3,692,507           1.3
Maine                                                15             1,480,185           0.5
Maryland                                             48             6,083,578           2.1
Massachusetts                                        45             7,700,688           2.6
Michigan                                            104             9,642,693           3.3
Minnesota                                            25             2,843,978           1.0
Mississippi                                          30             1,904,050           0.7
Missouri                                             62             4,687,256           1.6
Montana                                               2               179,262           0.1
Nebraska                                              4               235,653           0.1
Nevada                                               21             2,203,261           0.8
New Hampshire                                        15             2,129,752           0.7
New Jersey                                          133            20,710,854           7.1
New Mexico                                           16             1,659,797           0.6
New York                                            240            36,950,130          12.7
North Carolina                                       16             1,002,266           0.3
North Dakota                                          1                41,280           0.0
Ohio                                                 81             6,543,570           2.2
Oklahoma                                             26             1,853,164           0.6
Oregon                                               21             2,586,382           0.9
Pennsylvania                                        111            10,994,114           3.8
Rhode Island                                          6             1,059,073           0.4
South Carolina                                       27             2,123,350           0.7
South Dakota                                          3               254,664           0.1
Tennessee                                            93             6,973,273           2.4
Texas                                                12               897,464           0.3
Utah                                                  7               686,466           0.2
Vermont                                               3               299,915           0.1
Virginia                                             63             6,852,995           2.4
Washington                                           26             3,644,450           1.3
West Virginia                                        18             1,257,673           0.4
Wisconsin                                            16             1,367,988           0.5
Wyoming                                               1                95,914           0.0
                                         --------------   -------------------   -----------
TOTAL:                                            2,473          $291,215,863         100.0%
                                         --------------   -------------------   -----------


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO] JPMorgan                        18

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-1
                                     GROUP I

                              LOAN-TO-VALUE RATIOS

                                              NUMBER OF   AGGREGATE PRINCIPAL    PERCENT OF
RANGE OF LOAN-TO-VALUE RATIOS            MORTGAGE LOANS   BALANCE OUTSTANDING    LOAN GROUP
50.00% or Less                                      292           $23,662,426           8.1%
50.01% to 55.00%                                     70             8,539,897           2.9
55.01% to 60.00%                                    115            12,233,780           4.2
60.01% to 65.00%                                    168            23,222,551           8.0
65.01% to 70.00%                                    307            36,456,929          12.5
70.01% to 75.00%                                    306            39,210,951          13.5
75.01% to 80.00%                                    477            59,540,026          20.4
80.01% to 85.00%                                    343            41,430,537          14.2
85.01% to 90.00%                                    328            38,671,553          13.3
90.01% to 95.00%                                     67             8,247,213           2.8
                                         --------------   -------------------   -----------
TOTAL:                                            2,473          $291,215,863         100.0%
                                         --------------   -------------------   -----------

Loan-to-Value Ratios Range is from: 6.49% to 95.00%
Weighted Average is: 73.67%

                            MORTGAGE LOAN AGE SUMMARY

                                              NUMBER OF   AGGREGATE PRINCIPAL    PERCENT OF
MORTGAGE LOAN AGE (MONTHS)               MORTGAGE LOANS   BALANCE OUTSTANDING    LOAN GROUP
0                                                   418           $47,722,449          16.4%
1                                                 1,125           133,184,103          45.7
2                                                   899           106,858,390          36.7
3                                                    13             1,513,896           0.5
4                                                     4               451,383           0.2
5                                                     6             1,053,028           0.4
9                                                     3               246,440           0.1
10                                                    3               105,797           0.0
11                                                    1                43,769           0.0
12                                                    1                36,607           0.0
                                         --------------   -------------------   -----------
TOTAL:                                            2,473          $291,215,863         100.0%
                                         --------------   -------------------   -----------

Weighted Average Age (Months) is: 1


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO] JPMorgan                        19

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-1
                                     GROUP I

                              CREDIT SCORE SUMMARY

                                              NUMBER OF   AGGREGATE PRINCIPAL    PERCENT OF
CREDIT SCORES                            MORTGAGE LOANS   BALANCE OUTSTANDING    LOAN GROUP
Not Scored                                            8              $486,264           0.2%
500 to 500                                            3               237,733           0.1
501 to 550                                          352            35,505,155          12.2
551 to 600                                          555            60,674,003          20.8
601 to 650                                          732            88,102,011          30.3
651 to 700                                          521            63,890,936          21.9
701 to 750                                          202            29,754,485          10.2
751 to 800                                           94            12,073,693           4.1
801 to 806                                            6               491,582           0.2
                                         --------------   -------------------   -----------
TOTAL:                                            2,473          $291,215,863         100.0%
                                         --------------   -------------------   -----------

Credit Score Range is from: 500 to 806
Weighted Average (scored loans only) is: 630

                              CREDIT GRADE SUMMARY

                                              NUMBER OF   AGGREGATE PRINCIPAL    PERCENT OF
CREDIT GRADE                             MORTGAGE LOANS   BALANCE OUTSTANDING    LOAN GROUP
CMMC WHOLESALE/RETAIL UNDERWRITING:
A Star                                              430           $60,321,557          20.7%
AO                                                  593            73,165,933          25.1
A-                                                  101            10,894,113           3.7
B                                                    98             9,344,011           3.2
B-                                                   21             1,823,829           0.6
C                                                    32             1,697,606           0.6
C-                                                    2               137,988           0.0
                                         --------------   -------------------   -----------
SUB-TOTAL:                                        1,277          $157,385,038          54.0%
                                         --------------   -------------------   -----------
CMMC CALL CENTER UNDERWRITING:
A1                                                  535           $64,277,708          22.1%
A2                                                  469            50,176,972          17.2
B1                                                  160            17,220,157           5.9
B2                                                   28             1,622,422           0.6
C1                                                    4               533,566           0.2
                                         --------------   -------------------   -----------
SUB-TOTAL:                                        1,196          $133,830,824          46.0%
                                         --------------   -------------------   -----------
TOTAL:                                            2,473          $291,215,863         100.0%


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO] JPMorgan                        20

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-1
                                    GROUP II

                                 SUMMARY REPORT

Aggregate Outstanding Principal Balance     $449,776,907
Aggregate Original Principal Balance        $450,247,386
Number of Mortgage Loans                           2,876

                                             AVERAGE (1)    MINIMUM     MAXIMUM
                                             -----------    -------    --------
Original Principal Balance                      $156,553    $12,750    $805,000
Outstanding Principal Balance                   $156,390    $12,743    $804,487

                                    WEIGHTED AVERAGE (2)    MINIMUM     MAXIMUM
                                    --------------------    -------    --------
Original Term (mos)                                  359        120         360
Stated Remaining Term (mos)                          358        118         360
Expected Remaining Term (mos)                        358        118         360
Loan Age (mos)                                         1          0           9
Current Interest Rate                              7.860%     5.750%     12.875%
Initial Interest Rate Cap                          3.000%     3.000%      3.000%
Periodic Rate Cap                                  1.458%     1.000%      1.500%
Gross Margin                                       5.693%     1.625%      9.000%
Maximum Mortgage Rate                             14.860%    12.750%     19.875%
Minimum Mortgage Rate                              7.878%     5.000%     12.875%
Months to Roll                                        39         19          60
Original Loan-to-Value                             77.84%     16.67%      95.00%
Credit Score (3)                                     602        495         801

                                                EARLIEST     LATEST
                                                --------    -------
Origination Date                                 03/2002    12/2002
Maturity Date                                    11/2012    01/2033

LIEN POSITION                                             PERCENT OF LOAN GROUP
-------------                                             ---------------------
First Lien                                                                100.0%

OCCUPANCY                                                 PERCENT OF LOAN GROUP
---------                                                 ---------------------
Owner-occupied                                                             95.2%
Second Home                                                                 0.1%
Investment                                                                  4.7%

DOCUMENTATION                                             PERCENT OF LOAN GROUP
-------------                                             ---------------------
Full Documentation                                                         67.0%
24 Month Bank Statement                                                    10.7%
Reduced Documentation                                                       1.3%
Stated Income                                                              21.0%

YEAR OF ORIGINATION                                       PERCENT OF LOAN GROUP
-------------------                                       ---------------------
2002                                                                      100.0%

LOAN PURPOSE                                              PERCENT OF LOAN GROUP
------------                                              ---------------------
Purchase                                                                   21.3%
Refinance - Rate/Term                                                       7.5%
Refinance - Cashout                                                        71.2%

PROPERTY TYPE                                             PERCENT OF LOAN GROUP
-------------                                             ---------------------
Single Family Detached                                                     83.2%
Two- to Four-Family Dwelling Unit                                           7.9%
Planned Unit Development                                                    4.0%
Condominium                                                                 3.5%
Manufactured Housing                                                        1.3%
Cooperative Unit                                                            0.1%

(1)   Weighted by Outstanding Principal Balance.

(2)   Sum of Principal Balance divided by total number of loans.

(3)   Minimum and Weighting only for loans with scores.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO] JPMorgan                        21

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-1
                                    GROUP II

                             CURRENT MORTGAGE RATES

                                              NUMBER OF   AGGREGATE PRINCIPAL    PERCENT OF
CURRENT MORTGAGE RATES                   MORTGAGE LOANS   BALANCE OUTSTANDING    LOAN GROUP
5.500% to 5.999%                                     40            $8,592,642           1.9%
6.000% to 6.499%                                    149            29,629,977           6.6
6.500% to 6.999%                                    376            71,140,468          15.8
7.000% to 7.499%                                    293            52,861,436          11.8
7.500% to 7.999%                                    545            94,185,794          20.9
8.000% to 8.499%                                    394            63,096,936          14.0
8.500% to 8.999%                                    526            69,063,261          15.4
9.000% to 9.499%                                    254            30,471,563           6.8
9.500% to 9.999%                                    195            20,976,691           4.7
10.000% to 10.499%                                   66             6,391,272           1.4
10.500% to 10.999%                                   30             2,694,359           0.6
11.000% to 11.499%                                    3               251,218           0.1
11.500% to 11.999%                                    2               108,195           0.0
12.000% to 12.499%                                    2               239,730           0.1
12.500% to 12.999%                                    1                73,365           0.0
                                         --------------   -------------------   -----------
TOTAL:                                            2,876          $449,776,907         100.0%
                                         --------------   -------------------   -----------

Mortgage Rates Range is from: 5.750% to 12.875%
Weighted Average is: 7.860%

                       REMAINING MONTHS TO STATED MATURITY

                                              NUMBER OF   AGGREGATE PRINCIPAL    PERCENT OF
REMAINING TERM (MONTHS)                  MORTGAGE LOANS   BALANCE OUTSTANDING    LOAN GROUP
109 to 120                                            1               $41,155           0.0%
133 to 144                                            1                81,713           0.0
169 to 180                                            1                63,700           0.0
205 to 216                                            1               104,567           0.0
229 to 240                                           15             1,622,570           0.4
289 to 300                                            1                92,000           0.0
349 to 360                                        2,856           447,771,202          99.6
                                         --------------   -------------------   -----------
TOTAL:                                            2,876          $449,776,907         100.0%
                                         --------------   -------------------   -----------

Remaining Term Range is from (Months): 118 to 360
Weighted Average is (Months): 358


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO] JPMorgan                        22

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-1
                                    GROUP II

                    ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

RANGE OF ORIGINAL MORTGAGE                    NUMBER OF   AGGREGATE PRINCIPAL    PERCENT OF
LOAN PRINCIPAL BALANCES                  MORTGAGE LOANS   BALANCE OUTSTANDING    LOAN GROUP
$100,000 or Less                                    908           $60,638,047          13.5%
$100,001 to $150,000                                723            90,186,799          20.1
$150,001 to $200,000                                485            84,542,329          18.8
$200,001 to $250,000                                340            75,957,598          16.9
$250,001 to $300,000                                204            55,156,702          12.3
$300,001 to $350,000                                107            34,759,980           7.7
$350,001 to $400,000                                 46            17,378,466           3.9
$400,001 to $450,000                                 24            10,268,513           2.3
$450,001 to $500,000                                 28            13,542,485           3.0
$500,001 to $550,000                                  2             1,045,220           0.2
$550,001 to $600,000                                  1               590,474           0.1
$600,001 to $650,000                                  2             1,288,670           0.3
$650,001 to $700,000                                  2             1,384,698           0.3
$700,001 to $750,000                                  2             1,446,025           0.3
$750,001 to $800,000                                  1               786,413           0.2
$800,001 to $850,000                                  1               804,487           0.2
                                         --------------   -------------------   -----------
TOTAL:                                            2,876          $449,776,907         100.0%
                                         --------------   -------------------   -----------

Original Mortgage Loan Principal Balance Range is from: $12,750 to $805,000 Average is: $156,553

                              PRODUCT TYPE SUMMARY

                                              NUMBER OF   AGGREGATE PRINCIPAL    PERCENT OF
PRODUCT TYPE SUMMARY                     MORTGAGE LOANS   BALANCE OUTSTANDING    LOAN GROUP
2/28 LIBOR Loan                                   1,229          $183,853,470          40.9%
3/27 LIBOR Loan                                     595            99,375,167          22.1
5/25 LIBOR Loan                                   1,052           166,548,270          37.0
                                         --------------   -------------------   -----------
TOTAL:                                            2,876          $449,776,907         100.0%
                                         --------------   -------------------   -----------

                          PREPAYMENT PENALTIES SUMMARY

                                              NUMBER OF   AGGREGATE PRINCIPAL    PERCENT OF
PREPAYMENT PENALTY SUMMARY               MORTGAGE LOANS   BALANCE OUTSTANDING    LOAN GROUP
None                                              1,051          $168,504,386          37.5%
12 Months                                             6             1,343,150           0.3
24 Months                                           285            48,790,083          10.8
36 Months                                         1,061           166,593,710          37.0
42 Months                                             2               415,683           0.1
60 Months                                           471            64,129,894          14.3
                                         --------------   -------------------   -----------
TOTAL:                                            2,876          $449,776,907         100.0%
                                         --------------   -------------------   -----------

The weighted average prepayment penalty term with respect to the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool having prepayment penalties is approximately 39 months.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO] JPMorgan                        23

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-1
                                    GROUP II

                               STATE DISTRIBUTIONS

                                              NUMBER OF   AGGREGATE PRINCIPAL    PERCENT OF
STATES                                   MORTGAGE LOANS   BALANCE OUTSTANDING    LOAN GROUP
Arizona                                              99           $11,525,969           2.6%
Arkansas                                             17             1,617,124           0.4
California                                          504           111,546,847          24.8
Colorado                                            112            21,283,269           4.7
Connecticut                                          35             6,900,481           1.5
Delaware                                              7               736,703           0.2
District of Columbia                                 24             4,141,647           0.9
Florida                                             231            29,327,106           6.5
Hawaii                                                1               229,175           0.1
Idaho                                                 2               145,279           0.0
Illinois                                            180            27,745,376           6.2
Indiana                                              46             3,968,351           0.9
Iowa                                                  8               264,134           0.1
Kansas                                               10             1,424,708           0.3
Kentucky                                             27             2,654,043           0.6
Louisiana                                            22             2,053,797           0.5
Maine                                                 7               893,044           0.2
Maryland                                             39             7,275,953           1.6
Massachusetts                                        47             9,758,759           2.2
Michigan                                            246            28,913,111           6.4
Minnesota                                            89            13,863,257           3.1
Mississippi                                          12             1,192,489           0.3
Missouri                                            178            18,323,025           4.1
Montana                                               2               320,365           0.1
Nebraska                                              4               330,466           0.1
Nevada                                               21             3,506,649           0.8
New Hampshire                                        13             1,537,200           0.3
New Jersey                                          145            29,259,459           6.5
New Mexico                                           21             2,634,776           0.6
New York                                            217            43,976,771           9.8
North Carolina                                       37             5,016,596           1.1
North Dakota                                          2               240,365           0.1
Ohio                                                 57             7,106,864           1.6
Oklahoma                                              9               644,874           0.1
Oregon                                               22             3,491,215           0.8
Pennsylvania                                         64             6,064,544           1.3
Rhode Island                                          9             2,013,184           0.4
South Carolina                                       42             3,486,234           0.8
Tennessee                                            35             3,454,549           0.8
Texas                                                16             1,613,127           0.4
Utah                                                  7               920,969           0.2
Vermont                                               7               683,344           0.2
Virginia                                             37             5,890,528           1.3
Washington                                           54             9,257,809           2.1
West Virginia                                         3               230,771           0.1
Wisconsin                                           109            12,312,597           2.7
                                         --------------   -------------------   -----------
TOTAL:                                            2,876          $449,776,907         100.0%
                                         --------------   -------------------   -----------


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO] JPMorgan                        24

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-1
                                    GROUP II

                              LOAN-TO-VALUE RATIOS

                                              NUMBER OF   AGGREGATE PRINCIPAL    PERCENT OF
RANGE OF LOAN-TO-VALUE RATIOS            MORTGAGE LOANS   BALANCE OUTSTANDING    LOAN GROUP
50.00% or Less                                      116           $14,112,540           3.1%
50.01% to 55.00%                                     53             6,727,778           1.5
55.01% to 60.00%                                     82            15,285,690           3.4
60.01% to 65.00%                                    130            21,070,851           4.7
65.01% to 70.00%                                    259            43,747,020           9.7
70.01% to 75.00%                                    347            51,208,629          11.4
75.01% to 80.00%                                    792           129,102,271          28.7
80.01% to 85.00%                                    511            79,973,565          17.8
85.01% to 90.00%                                    518            77,686,028          17.3
90.01% to 95.00%                                     68            10,862,535           2.4
                                         --------------   -------------------   -----------
TOTAL:                                            2,876          $449,776,907         100.0%
                                         --------------   -------------------   -----------

Loan-to-Value Ratios Range is from: 16.67% to 95.00%
Weighted Average is: 77.84%

                            MORTGAGE LOAN AGE SUMMARY

                                              NUMBER OF   AGGREGATE PRINCIPAL    PERCENT OF
MORTGAGE LOAN AGE (MONTHS)               MORTGAGE LOANS   BALANCE OUTSTANDING    LOAN GROUP
0                                                   323           $50,461,710          11.2%
1                                                 1,295           200,016,805          44.5
2                                                 1,189           188,776,367          42.0
3                                                    27             4,358,426           1.0
4                                                    24             3,966,206           0.9
5                                                    15             1,672,952           0.4
6                                                     1               216,487           0.0
8                                                     1                94,289           0.0
9                                                     1               213,664           0.0
                                         --------------   -------------------   -----------
TOTAL:                                            2,876          $449,776,907         100.0%
                                         --------------   -------------------   -----------

Weighted Average Age is (Months): 1

                              CREDIT SCORE SUMMARY

                                              NUMBER OF   AGGREGATE PRINCIPAL    PERCENT OF
CREDIT SCORES                            MORTGAGE LOANS   BALANCE OUTSTANDING    LOAN GROUP
Not Scored                                           11              $653,886           0.1%
495 to 500                                            9               866,458           0.2
501 to 550                                          741           103,104,176          22.9
551 to 600                                          881           134,584,639          29.9
601 to 650                                          724           117,843,503          26.2
651 to 700                                          350            60,982,901          13.6
701 to 750                                          120            23,117,932           5.1
751 to 800                                           39             8,417,128           1.9
801 to 801                                            1               206,283           0.0
                                         --------------   -------------------   -----------
TOTAL:                                            2,876          $449,776,907         100.0%
                                         --------------   -------------------   -----------

Credit Score Range is from: 495 to 801
Weighted Average (scored loans only) is: 602


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO] JPMorgan                        25

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-1
                                    GROUP II

                              CREDIT GRADE SUMMARY

                                              NUMBER OF   AGGREGATE PRINCIPAL    PERCENT OF
CREDIT GRADE                             MORTGAGE LOANS   BALANCE OUTSTANDING    LOAN GROUP
CMMC WHOLESALE/RETAIL UNDERWRITING:
A Star                                              481           $88,463,123          19.7%
AO                                                1,255           202,691,602          45.1
A-                                                  311            46,984,431          10.4
B                                                   318            45,358,895          10.1
B-                                                   89            11,146,783           2.5
C                                                   160            17,006,504           3.8
C-                                                    5               350,120           0.1
                                         --------------   -------------------   -----------
SUB-TOTAL:                                        2,619          $412,001,457          91.6%
                                         --------------   -------------------   -----------
CMMC CALL CENTER UNDERWRITING:
A1                                                   58            $9,623,965           2.1%
A2                                                  113            16,281,729           3.6
B1                                                   68             9,836,302           2.2
B2                                                   16             1,868,143           0.4
C1                                                    2               165,311           0.0
                                         --------------   -------------------   -----------
SUB-TOTAL:                                          257           $37,775,449           8.4%
                                         --------------   -------------------   -----------
TOTAL:                                            2,876          $449,776,907         100.0%
                                         --------------   -------------------   -----------

                             MAXIMUM MORTGAGE RATES

RANGE OF MAXIMUM MORTGAGE                     NUMBER OF   AGGREGATE PRINCIPAL    PERCENT OF
RATES                                    MORTGAGE LOANS   BALANCE OUTSTANDING    LOAN GROUP
12.500% to 12.999%                                   40            $8,592,642           1.9%
13.000% to 13.499%                                  149            29,629,977           6.6
13.500% to 13.999%                                  376            71,140,468          15.8
14.000% to 14.499%                                  293            52,861,436          11.8
14.500% to 14.999%                                  545            94,185,794          20.9
15.000% to 15.499%                                  394            63,096,936          14.0
15.500% to 15.999%                                  526            69,063,261          15.4
16.000% to 16.499%                                  254            30,471,563           6.8
16.500% to 16.999%                                  195            20,976,691           4.7
17.000% to 17.499%                                   66             6,391,272           1.4
17.500% to 17.999%                                   30             2,694,359           0.6
18.000% to 18.499%                                    3               251,218           0.1
18.500% to 18.999%                                    2               108,195           0.0
19.000% to 19.499%                                    2               239,730           0.1
19.500% to 19.999%                                    1                73,365           0.0
                                         --------------   -------------------   -----------
TOTAL:                                            2,876          $449,776,907         100.0%
                                         --------------   -------------------   -----------

Maximum Mortgage Rate Range is from: 12.750% to 19.875%
Weighted Average is: 14.860%


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO] JPMorgan                        26

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-1
                                    GROUP II

                              NEXT ADJUSTMENT DATE

                                              NUMBER OF   AGGREGATE PRINCIPAL    PERCENT OF
NEXT ADJUSTMENT DATE                     MORTGAGE LOANS   BALANCE OUTSTANDING    LOAN GROUP
August 2004                                           5              $510,449           0.1%
September 2004                                       11             1,731,201           0.4
October 2004                                          8             1,065,886           0.2
November 2004                                       491            74,399,242          16.5
December 2004                                       578            86,610,942          19.3
January 2005                                        136            19,535,750           4.3
August 2005                                           5               573,048           0.1
September 2005                                        6             1,229,788           0.3
October 2005                                         12             2,057,363           0.5
November 2005                                       245            41,403,320           9.2
December 2005                                       267            42,797,310           9.5
January 2006                                         60            11,314,339           2.5
April 2007                                            1               213,664           0.0
May 2007                                              1                94,289           0.0
July 2007                                             1               216,487           0.0
August 2007                                           5               589,455           0.1
September 2007                                        9             1,252,858           0.3
October 2007                                         49             7,774,841           1.7
November 2007                                       466            74,632,551          16.6
December 2007                                       448            70,338,103          15.6
January 2008                                         72            11,436,021           2.5
                                         --------------   -------------------   -----------
TOTAL:                                            2,876          $449,776,907         100.0%
                                         --------------   -------------------   -----------


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO] JPMorgan                        27

                      ASSUMED MORTGAGE LOAN CHARACTERISTICS
      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-1

                             GROUP I MORTGAGE LOANS

                                                                                   NUMBER OF
                                                         ORIGINAL                  MONTHS TO
                                NET        ORIGINAL    AMORTIZATION   REMAINING    PREPAYMENT
    CURRENT       MORTGAGE    MORTGAGE       TERM          TERM          TERM       PENALTY
    BALANCE         RATE        RATE      (IN MONTHS)  (IN MONTHS)    (IN MONTHS)  EXPIRATION
---------------   --------    --------    ----------   ------------   ----------   ----------
  $5,891,979.77      8.713%      8.203%          180            360          179            0
  $4,297,921.44      8.000%      7.490%          180            360          178           10
    $288,668.50      8.166%      7.656%          180            360          180           24
 $13,372,147.09      7.900%      7.390%          180            360          179           35
 $18,326,998.53      7.695%      7.185%          180            360          179           59
  $1,406,191.07      7.670%      7.160%          118            118          117            0
    $186,756.25      7.718%      7.208%          120            120          119           35
  $4,368,370.48      7.704%      7.194%          112            112          111           59
  $6,646,762.74      8.019%      7.509%          179            179          177            0
  $3,426,230.50      8.217%      7.707%          180            180          179           11
    $225,562.84      9.210%      8.700%          180            180          178           22
  $6,486,983.06      7.716%      7.206%          180            180          179           35
 $26,747,279.12      7.648%      7.138%          179            179          178           59
  $6,530,987.55      7.857%      7.347%          240            240          239            0
    $530,477.77      9.639%      9.129%          240            240          239           11
  $2,404,954.13      7.916%      7.406%          240            240          239           35
 $49,264,603.79      7.519%      7.009%          239            239          238           59
 $26,448,349.98      8.338%      7.828%          360            360          359            0
 $13,223,392.33      8.002%      7.492%          360            360          359           11
    $481,248.27      9.170%      8.660%          360            360          358           22
 $38,558,323.79      7.598%      7.088%          360            360          358           35
$110,885,811.00      7.694%      7.184%          359            359          358           59

                             GROUP II MORTGAGE LOANS


                                                                              INITIAL
                                NET        ORIGINAL    REMAINING               RATE
    CURRENT       MORTGAGE    MORTGAGE       TERM         TERM      GROSS     CHANGE     PERIODIC
    BALANCE         RATE        RATE      (IN MONTHS)  (IN MONTHS)  MARGIN      CAP        CAP
---------------   --------    --------    ----------   ----------   ------    -------    --------
$107,346,648.76      8.279%      7.769%          360          359    5.466%     3.000%      1.500%
  $1,148,329.49      8.170%      7.660%          360          358    4.642%     3.000%      1.500%
 $54,481,503.99      7.696%      7.186%          360          359    6.062%     3.000%      1.500%
 $37,008,204.76      7.888%      7.378%          360          359    6.045%     3.000%      1.500%
  $8,485,930.62      8.198%      7.688%          360          359    6.110%     3.000%      1.500%
  $7,721,529.24      8.280%      7.770%          359          358    5.051%     3.000%      1.384%
    $147,285.58      7.000%      6.490%          360          359    3.250%     3.000%      1.500%
    $271,676.34      6.875%      6.365%          360          358    5.125%     3.000%      1.500%
$102,398,978.89      7.549%      7.039%          360          359    5.892%     3.000%      1.496%
  $2,141,582.75      8.548%      8.038%          347          346    5.083%     3.000%      1.231%
 $75,998,182.74      8.079%      7.569%          359          358    5.551%     3.000%      1.455%
    $227,376.52      7.950%      7.440%          360          358    4.750%     3.000%      1.500%
    $569,674.50      7.931%      7.421%          360          358    5.341%     3.000%      1.500%
 $49,492,670.98      7.314%      6.804%          360          358    6.043%     3.000%      1.474%
 $62,560,424.84      7.825%      7.315%          357          356    5.203%     3.000%      1.262%

                                                       MONTHS                   NUMBER OF
                                           RATE        UNTIL                    MONTHS TO
                                          CHANGE     NEXT RATE                  PREPAYMENT
    CURRENT       MAXIMUM    MINIMUM    FREQUENCY    ADJUSTMENT                  PENALTY
    BALANCE        RATE       RATE      (IN MONTHS)     DATE         INDEX      EXPIRATION
---------------   -------    -------    ----------   ----------   -----------   ----------
$107,346,648.76    15.279%     8.280%            6           23   6 Mo. LIBOR            0
  $1,148,329.49    15.170%     8.170%            6           22   6 Mo. LIBOR           10
 $54,481,503.99    14.696%     7.699%            6           23   6 Mo. LIBOR           23
 $37,008,204.76    14.888%     7.902%            6           23   6 Mo. LIBOR           35
  $8,485,930.62    15.198%     8.202%            6           23   6 Mo. LIBOR           58
  $7,721,529.24    15.280%     8.294%            6           35   6 Mo. LIBOR            0
    $147,285.58    14.000%     7.000%            6           35   6 Mo. LIBOR           11
    $271,676.34    13.875%     6.875%            6           34   6 Mo. LIBOR           22
$102,398,978.89    14.549%     7.580%            6           35   6 Mo. LIBOR           35
  $2,141,582.75    15.548%     8.574%            6           35   6 Mo. LIBOR           59
 $75,998,182.74    15.079%     8.073%            6           59   6 Mo. LIBOR            0
    $227,376.52    14.950%     7.950%            6           58   6 Mo. LIBOR           10
    $569,674.50    14.931%     7.931%            6           58   6 Mo. LIBOR           22
 $49,492,670.98    14.314%     7.380%            6           59   6 Mo. LIBOR           35
 $62,560,424.84    14.825%     7.855%            6           59   6 Mo. LIBOR           59


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO] JPMorgan                        28

                     AVAILABLE FUNDS CAP HYPOTHETICAL TABLE

PAYMENT DATE      AVAILABLE FUNDS CAP (1) (2)       AVAILABLE FUNDS CAP (1) (3)
------------      ---------------------------       ---------------------------
    02/25/03                            7.421%                            7.421%
    03/25/03                            7.421%                            7.421%
    04/25/03                            7.422%                            7.422%
    05/25/03                            7.423%                            7.423%
    06/25/03                            7.424%                            7.424%
    07/25/03                            7.425%                            7.425%
    08/25/03                            7.426%                            7.426%
    09/25/03                            7.428%                            7.428%
    10/25/03                            7.430%                            7.430%
    11/25/03                            7.432%                            7.432%
    12/25/03                            7.434%                            7.434%
    01/25/04                            7.436%                            7.436%
    02/25/04                            7.439%                            7.439%
    03/25/04                            7.441%                            7.441%
    04/25/04                            7.444%                            7.444%
    05/25/04                            7.446%                            7.446%
    06/25/04                            7.449%                            7.449%
    07/25/04                            7.452%                            7.452%
    08/25/04                            7.455%                            7.455%
    09/25/04                            7.458%                            7.458%
    10/25/04                            7.461%                            7.461%
    11/25/04                            7.464%                            7.464%
    12/25/04                            7.470%                            7.477%
    01/25/05                            7.482%                            8.736%
    02/25/05                            7.492%                            8.749%
    03/25/05                            7.503%                            8.762%
    04/25/05                            7.512%                            8.769%
    05/25/05                            7.518%                            8.776%
    06/25/05                            7.525%                            8.787%
    07/25/05                            7.531%                            9.423%
    08/25/05                            7.538%                            9.432%
    09/25/05                            7.545%                            9.442%
    10/25/05                            7.552%                            9.451%
    11/25/05                            7.560%                            9.462%
    12/25/05                            7.568%                            9.477%
    01/25/06                            7.583%                           10.802%
    02/25/06                            7.592%                           10.815%
    03/25/06                            7.504%                           10.691%
    04/25/06                            7.504%                           10.692%
    05/25/06                            7.504%                           10.692%
    06/25/06                            7.504%                           10.696%
    07/25/06                            7.505%                           11.450%
    08/25/06                            7.511%                           11.460%
    09/25/06                            7.517%                           11.469%
    10/25/06                            7.523%                           11.479%
    11/25/06                            7.529%                           11.490%
    12/25/06                            7.535%                           11.501%
    01/25/07                            7.542%                           11.848%
    02/25/07                            7.549%                           11.860%
    03/25/07                            7.556%                           11.872%
    04/25/07                            7.564%                           11.885%
    05/25/07                            7.572%                           11.898%
    06/25/07                            7.580%                           11.912%
    07/25/07                            7.588%                           12.160%
    08/25/07                            7.597%                           12.176%
    09/25/07                            7.606%                           12.191%
    10/25/07                            7.616%                           12.207%
    11/25/07                            7.626%                           12.224%
    12/25/07                            7.636%                           12.247%
    01/25/08                            7.661%                           13.394%
    02/25/08                            7.672%                           13.413%
    03/25/08                            7.684%                           13.434%
    04/25/08                            7.696%                           13.455%
    05/25/08                            7.708%                           13.476%
    06/25/08                            7.722%                           13.501%
    07/25/08                            7.735%                           14.054%

(1) Available Funds Cap means a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the Group II Mortgage Loans based on the Net Mortgage Rates in effect on the related Due Date divided by (y) the aggregate principal balance of the Group II Offered Certificates as of the first day of the applicable Accrual Period.

(2) Assumes no losses, 10% cleanup call, 100% PPC, and 6 month LIBOR remains constant at 1.38%.

(3) Assumes no losses, 10% cleanup call, 100% PPC, and 6 month LIBOR remains constant at 20.00%.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO] JPMorgan                        29

                       PRICE/CBE YIELD TABLE (TO 10% CALL)

PREPAYMENT SPEED          0%             80%            100%             150%            200%
-----------------   -------------   -------------   -------------   -------------   -------------
CLASS IA-1
100-00 Price            2.184%          2.070%         2.047%           1.997%          1.955%
WAL                      7.77            1.11           0.95             0.72            0.59
Modified Duration        6.90            1.09           0.93             0.70            0.58
Principal Window    Feb03 - Feb17   Feb03 - Feb05   Feb03 - Oct04   Feb03 - Apr04   Feb03 - Jan04

CLASS IA-2
100-00 Price            2.692%          2.629%         2.614%           2.576%          2.541%
WAL                     14.75            2.42           2.00             1.41            1.11
Modified Duration       12.02            2.31           1.92             1.37            1.08
Principal Window    Feb17 - Dec17   Feb05 - Nov05   Oct04 - May05   Apr04 - Sep04   Jan04 - Apr04

CLASS IA-3
100-00 Price            3.366%          3.318%         3.304%           3.268%          3.233%
WAL                     17.24            3.71           3.00             2.04            1.55
Modified Duration       12.86            3.43           2.81             1.94            1.49
Principal Window    Dec17 - Jul23   Nov05 - Dec07   May05 - Dec06   Sep04 - Jul05   Apr04 - Dec04

CLASS IA-4
100-00 Price            4.385%          4.352%         4.339%           4.303%          4.264%
WAL                     23.50            6.50           5.00             3.11            2.21
Modified Duration       14.40            5.52           4.39             2.85            2.07
Principal Window    Jul23 - Feb29   Dec07 - Aug12   Dec06 - Jul09   Jul05 - Jan07   Dec04 - Aug05

CLASS IA-5
100-00 Price            5.584%          5.565%         5.556%           5.529%          5.490%
WAL                     27.31           11.24           8.90             5.36            3.47
Modified Duration       13.75            8.15           6.83             4.51            3.07
Principal Window    Feb29 - Aug30   Aug12 - Sep14   Jul09 - Aug12   Jan07 - Jun09   Aug05 - Sep07

CLASS IA-6
100-00 Price            4.698%          4.686%         4.684%           4.675%          4.662%
WAL                      9.37            6.93           6.66             5.61            4.51
Modified Duration        7.39            5.74           5.55             4.81            3.97
Principal Window    Feb06 - Mar14   Feb06 - Jul12   Feb06 - Jun12   Apr06 - Jun09   Jul06 - Sep07

CLASS IM-1
100-00 Price            5.612%          5.581%         5.570%           5.545%          5.530%
WAL                     22.60            7.80           6.39             4.46            3.75
Modified Duration       12.41            6.05           5.15             3.82            3.30
Principal Window    Dec17 - Aug30   Dec06 - Sep14   Mar06 - Aug12   Mar06 - Jun09   May06 - Sep07

CLASS IM-2
100-00 Price            6.065%          6.032%         6.020%           5.992%          5.973%
WAL                     22.60            7.80           6.39             4.44            3.65
Modified Duration       11.90            5.93           5.07             3.75            3.18
Principal Window    Dec17 - Aug30   Dec06 - Sep14   Mar06 - Aug12   Feb06 - Jun09   Mar06 - Sep07

CLASS IB
100-00 Price            6.740%          6.697%         6.682%           6.648%          6.627%
WAL                     21.54            6.93           5.67             3.96            3.33
Modified Duration       10.99            5.30           4.51             3.35            2.89
Principal Window    Dec17 - Aug30   Dec06 - Sep14   Mar06 - Aug12   Feb06 - Jun09   Feb06 - Sep07

CLASS IIA-1
100-00 Price            2.234%          2.118%         2.097%           2.050%          2.010%
WAL                     11.68            1.16           1.00             0.76            0.63
Modified Duration        9.95            1.13           0.98             0.75            0.62
Principal Window    Feb03 - Dec21   Feb03 - Jan05   Feb03 - Oct04   Feb03 - Apr04   Feb03 - Jan04


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO] JPMorgan                        30

                       DISCOUNT MARGIN TABLE (TO 10% CALL)

PREPAYMENT SPEED          0%             80%            100%             150%            200%
-----------------   -------------   -------------   -------------   -------------   -------------
CLASS IIA-2
100-00 Price           0.370%          0.370%          0.370%          0.370%          0.370%
WAL                     24.76           4.07            3.20            1.92            1.57
Principal Window    Dec21 - Sep31   Jan05 - Mar10   Oct04 - Aug08   Apr04 - Dec05   Jan04 - Dec04

CLASS IIM-1
100-00 Price           0.750%          0.750%          0.750%          0.750%          0.750%
WAL                     26.31           4.89            4.14            3.10            1.90
Principal Window    Apr25 - Sep31   Mar06 - Mar10   Apr06 - Aug08   Dec05 - Mar06   Dec04 - Dec04

CLASS IIM-2
100-00 Price           1.700%          1.700%          1.700%          1.700%          1.700%
WAL                     26.31           4.87            4.05            3.15            1.90
Principal Window    Apr25 - Sep31   Feb06 - Mar10   Mar06 - Aug08   Mar06 - Mar06   Dec04 - Dec04

CLASS IIB
100-00 Price           3.000%          3.000%          3.000%          3.000%          3.000%
WAL                     26.15           4.62            3.81            3.14            1.90
Principal Window    Apr25 - Sep31   Feb06 - Mar10   Feb06 - Aug08   Feb06 - Mar06   Dec04 - Dec04


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO] JPMorgan                        31

                       PRICE/CBE YIELD TABLE (TO MATURITY)

PREPAYMENT SPEED          0%             80%            100%             150%            200%
-----------------   -------------   -------------   -------------   -------------   -------------
CLASS IA-5
100-00 Price           5.590%           5.624%         5.628%          5.601%           5.497%
WAL                     28.07           13.42           10.89           6.40             3.52
Modified Duration       13.91            9.13           7.84            5.14             3.10
Principal Window    Feb29 - Oct32   Aug12 - Dec25   Jul09 - Jun22   Jan07 - Dec16   Aug05 - Nov08

CLASS IA-6
100-00 Price           4.698%           4.686%         4.684%          4.680%           4.678%
WAL                     9.37             6.93           6.66            6.21             5.98
Modified Duration       7.39             5.74           5.55            5.23             5.06
Principal Window    Feb06 - Mar14   Feb06 - Jul12   Feb06 - Jun12   Apr06 - Jun12   Jul06 - Apr13

CLASS IM-1
100-00 Price           5.612%           5.583%         5.573%          5.550%           5.535%
WAL                     22.82            8.29           6.85            4.79             4.00
Modified Duration       12.45            6.28           5.40            4.03             3.47
Principal Window    Dec17 - Apr32   Dec06 - Mar19   Mar06 - Feb17   Mar06 - Aug12   May06 - Jan10

CLASS IM-2
100-00 Price           6.065%           6.033%         6.022%          5.995%           5.977%
WAL                     22.74            8.09           6.64            4.61             3.78
Modified Duration       11.93            6.06           5.20            3.87             3.27
Principal Window    Dec17 - Nov31   Dec06 - Nov17   Mar06 - Jun15   Feb06 - May11   Mar06 - Feb09

CLASS IB
100-00 Price           6.740%           6.697%         6.682%          6.648%           6.627%
WAL                     21.54            6.93           5.67            3.96             3.33
Modified Duration       10.99            5.30           4.51            3.35             2.89
Principal Window    Dec17 - Sep30   Dec06 - Oct14   Mar06 - Sep12   Feb06 - Jul09   Feb06 - Oct07

                       DISCOUNT MARGIN TABLE (TO MATURITY)

PREPAYMENT SPEED          0%             80%            100%             150%            200%
-----------------   -------------   -------------   -------------   -------------   -------------
CLASS IIA-2
100-00 Price            0.370%          0.400%         0.400%           0.370%          0.370%
WAL                     24.85            4.45           3.50             1.92            1.57
Principal Window    Dec21 - Nov32   Jan05 - Sep18   Oct04 - Apr15   Apr04 - Dec05   Jan04 - Dec04

CLASS IIM-1
100-00 Price            0.750%          0.780%         0.780%           0.870%          0.750%
WAL                     26.43            5.32           4.48             4.65            1.90
Principal Window    Apr25 - Sep32   Mar06 - Nov14   Apr06 - Apr12   Dec05 - Mar10   Dec04 - Dec04

CLASS IIM-2
100-00 Price            1.700%          1.740%         1.740%           1.830%          1.700%
WAL                     26.40            5.15           4.27             3.76            1.90
Principal Window    Apr25 - Jul32   Feb06 - Apr13   Mar06 - Jan11   May06 - Aug07   Dec04 - Dec04

CLASS IIB
100-00 Price            3.000%          3.000%         3.000%           3.030%          3.000%
WAL                     26.16            4.63           3.82             3.21            1.90
Principal Window    Apr25 - Dec31   Feb06 - Oct10   Feb06 - Jan09   Feb06 - Jun06   Dec04 - Dec04


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO] JPMorgan                        32